                                                                 January 2, 1996



BRUNDAGE, STORY AND ROSE INVESTMENT TRUST

Supplement to Prospectus Dated April 1, 1995



The following should be read in conjunction with the section entitled "Operation of the Funds" beginning on page 16 of the Prospectus:

On January 2, 1996, Brundage, Story and Rose (the "Adviser") changed its form of organization from a general partnership to a New York limited liability corporation known as Brundage, Story and Rose LLC. This reorganization will have no effect on the operations of the Funds. Nor will the reorganization result in any change in the control or ownership of the Adviser.

                                                                      PROSPECTUS
                                                                   April 1, 1995

                   BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
                         312 Walnut Street, 21st Floor
                          Cincinnati, Ohio 45202-4094

================================================================================

Brundage, Story and Rose Investment Trust currently offers two separate series of shares to investors, the Brundage, Story and Rose Growth & Income Fund and the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (individually a "Fund" and collectively the "Funds").

The BRUNDAGE, STORY AND ROSE GROWTH & INCOME FUND seeks to provide protection and enhancement of capital, current income and growth of income. The Fund invests primarily in common stocks and securities convertible into common stock.

The BRUNDAGE, STORY AND ROSE SHORT/INTERMEDIATE TERM FIXED-INCOME FUND seeks to provide a higher and more stable level of income than a money market fund with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities. The Fund may provide higher income, but with less principal stability and greater credit risks than a money market fund. Because the Fund may provide a more stable level of income than a money market fund (i.e., the Fund's yield will not change as rapidly during periods of fluctuating interest rates), the Fund's yield may not rise as rapidly as that of a money market fund during periods of rising interest rates. Although the Fund may provide more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities, it may provide a lower yield. The Fund invests primarily in short and intermediate-term fixed-income securities.

Brundage, Story and Rose (the "Adviser"), One Broadway, New York, New York, manages the Funds' investments. Brundage, Story and Rose is an independent investment counsel firm that has advised individual and institutional clients since 1932.

This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated April 1, 1995 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

--------------------------------------------------------------------------------
FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:
Nationwide (Toll-Free) ............................................ 800-320-2212
Cincinnati ........................................................ 513-629-2070
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

EXPENSE INFORMATION
================================================================================

SHAREHOLDER TRANSACTION EXPENSES
        Sales Load Imposed on Purchases ..........        None
        Sales Load Imposed on Reinvested Dividends        None
        Exchange Fee .............................        None
        Wire Redemption Processing Fee ...........       $8.00
        Check Redemption Fee (per check) .........       $0.50

ANNUAL  FUND OPERATING EXPENSES (as a percentage of average net assets)

                                                                 Growth &       Short/Interm.
                                                                  Income         Term Fixed-
                                                                   Fund          Income Fund
                                                                 --------       -------------
        Management Fees ............................                .65%            .09%(A)
        12b-1 Fees(B) ..............................                .01%            .01%
        Other Expenses .............................                .84%            .55%
                                                                   ----             ---
        Total Fund Operating Expenses ..............               1.50%            .65%(C)
                                                                   ====             ===

(A) Absent waivers of management fees, such fees would have been .50% for the fiscal year ended November 30, 1994.

(B) Each Fund may incur 12b-1 fees in an amount up to .25% of its average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

(C) Absent waivers of management fees and expense reimbursements by the Adviser, total Fund operating expenses would have been 1.06% for the fiscal year ended November 30, 1994.

The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year, except that annual fund operating expenses of the Short/Intermediate Term Fixed-Income Fund have been restated to reflect an increase in the amount of expenses being charged to the Fund. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                       Short/Interm.
                                         Growth &       Term Fixed-
                                        Income Fund     Income Fund
                                        -----------    -------------
                      1 Year             $     15        $     7
                     3 Years                   47             21
                     5 Years                   82             36
                    10 Years                  179             81

FINANCIAL HIGHLIGHTS
================================================================================
The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of November 30, 1994 and related auditors' report appear in the Statement of Additional Information of the Funds, which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-320-2212; in Cincinnati call 629-2070) or by writing to the Trust at the address on the front of this Prospectus.

GROWTH & INCOME FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FROM DATE OF
                                                                                                                 PUBLIC OFFERING
                                                                                                                  (JAN. 2, 1991)
                                                                YEAR ENDED        YEAR ENDED       YEAR ENDED        THROUGH
                                                               NOVEMBER 30,      NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,
                                                                   1994              1993             1992             1991
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................    $   12.70        $    12.26        $    10.85        $   10.00
                                                                ---------        ----------        ----------        ---------

Income from investment operations:
      Net investment income ................................         0.06              0.09              0.12             0.15
      Net realized and unrealized gains on investments .....         0.11              0.76              1.40             0.92
                                                                ---------        ----------        ----------        ---------
Total from investment operations ...........................         0.17              0.85              1.52             1.07
                                                                ---------        ----------        ----------        ---------

Less distributions:
      Dividends from net investment income .................         0.06              0.10              0.11             0.15
      Distributions from net realized gains ................         0.38              0.31             --                0.07
                                                                ---------        ----------        ----------        ---------
Total distributions ........................................         0.44              0.41              0.11             0.22
                                                                ---------        ----------        ----------        ---------

Net asset value at end of period ...........................    $   12.43        $    12.70        $    12.26        $   10.85
                                                                =========        ==========        ==========        =========

Total return ...............................................         1.35%             6.83%            14.39%           11.64%(B)
                                                                =========        ==========        ==========        =========

Net assets at end of period (000's) ........................    $   8,821        $   19,150        $   15,081        $   9,103
                                                                =========        ==========        ==========        =========

Ratios net of fees waived by the Adviser(A):
      Ratio of net expenses to average net assets ..........         1.50%             1.50%             1.50%            1.48%(B)
      Ratio of net investment income to average net assets..         0.51%             0.74%             1.05%            1.51%(B)

Ratios assuming no Adviser waiver of fees:
      Ratio of expenses to average net assets ..............         1.50%             1.58%             1.78%            2.35%(B)
      Ratio of net investment income to average net assets..         0.51%             0.66%             0.77%            0.64%(B)

Portfolio turnover rate ....................................           44%               45%               44%              37%(B)

(A) The Adviser has periodically absorbed expenses of the Fund through waiver of the investment advisory fee.

(B) Annualized.

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FROM DATE OF
                                                                                                                 PUBLIC OFFERING
                                                                                                                  (JAN. 2, 1991)
                                                                YEAR ENDED        YEAR ENDED       YEAR ENDED        THROUGH
                                                               NOVEMBER 30,      NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,
                                                                   1994              1993             1992             1991
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period......................    $   10.77        $    10.49        $    10.43        $   10.00
                                                                ---------        ----------        ----------        ---------
Income from investment operations:
  Net investment income.....................................         0.59              0.64              0.69             0.62
  Net realized and unrealized
    gains (losses) on investments...........................        (0.79)             0.28              0.06             0.43
                                                                ---------        ----------        ----------        ---------
Total from investment operations............................        (0.20)             0.92              0.75             1.05
                                                                ---------        ----------        ----------        ---------

Less distributions:
  Dividends from net investment income......................         0.59              0.64              0.69             0.62
  Distributions from net realized gains.....................         0.04                --                --               --
                                                                ---------        ----------        ----------        ---------
Total distributions.........................................         0.63              0.64              0.69             0.62
                                                                ---------        ----------        ----------        ---------

Net asset value at end of period............................    $    9.94        $    10.77        $    10.49        $   10.43
                                                                =========        ==========        ==========        =========

Total return................................................        (1.98%)            9.00%             7.38%           11.87%(B)
                                                                =========        ==========        ==========        =========


Net assets at end of period (000's).........................    $  35,390        $   43,272        $   32,025        $  12,871
                                                                =========        ==========        ==========        =========



Ratios net of fees waived and
  expenses reimbursed by the Adviser(A):
    Ratio of net expenses to average net assets.............         0.50%             0.50%             0.50%            0.50%(B)
    Ratio of net investment income to average net assets....         5.67%             5.95%             6.50%            7.05%(B)

Ratios assuming no Adviser waiver
  of fees or reimbursement of expenses:
    Ratio of expenses to average net assets.................         1.06%             1.11%             1.30%            2.54%(B)
    Ratio of net investment income to average net assets....         5.11%             5.34%             5.70%            5.01%(B)

Portfolio turnover rate.....................................           57%               29%               24%              12%(B)


(A) The Adviser has periodically absorbed expenses of the Fund through waiver of the investment advisory fee and reimbursement of other operating expenses.

(B) Annualized.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND RISK CONSIDERATIONS
===============================================================================
Brundage, Story and Rose Investment Trust (the "Trust") is comprised of two Funds, each with its own portfolio and objective. Neither Fund is intended to be a complete investment program, and there is no assurance that the investment objective of either Fund can be achieved. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

BRUNDAGE, STORY AND ROSE GROWTH & INCOME FUND

The Growth & Income Fund seeks to provide protection and enhancement of capital, current income and growth of income. The Fund will invest primarily in a diversified portfolio of common stocks and securities convertible into common stock.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate. In selecting securities for the Fund, the Adviser first attempts to identify economic trends. On the basis of this analysis, industries with the best prospects for providing protection and enhancement of capital, current income and growth of income are determined and reviewed. Then, from within those industries, the Adviser selects as candidates those companies that have experienced, capable managements, sound financial policies and strong competitive positions in their markets. The final step in specific stock selection is the Adviser's determination whether the current market valuation of a company is reasonable in relation to its earnings, dividends, assets and long-term opportunities. Once approved as appropriate for investment, companies remain under continuous review by the Adviser.

The Fund expects to invest primarily in securities currently paying dividends although it may buy securities that are not paying dividends but offer prospects for growth of capital or future income. Although the Fund invests primarily in common stocks and securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants), the Fund may also invest in non-convertible preferred stocks and bonds. The Fund may invest in preferred stocks and bonds which are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or unrated securities determined by the Adviser to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Adviser will sell such security, subject to market conditions and the Adviser's assessment of the most opportune time for sale.

The Fund may invest in securities of foreign issuers. When selecting foreign investments, the Adviser will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts. American Depository Receipts are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Where investments in foreign securities are made in currencies of foreign countries, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. Foreign investments may be subject to special risks, including future political and economic developments and the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions, that might affect an investment adversely. The Fund will not invest in securities of foreign issuers which are not listed on a recognized domestic or foreign exchange.

When the Adviser believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit and bankers' acceptances), commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements.

BRUNDAGE, STORY AND ROSE SHORT/INTERMEDIATE TERM FIXED-INCOME FUND

The Short/Intermediate Term Fixed-Income Fund seeks to provide a higher and more stable level of income than a money market fund with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities. The Fund will invest in a diversified portfolio of short and intermediate-term fixed-income securities. Under normal market conditions, at least 90% of the Fund's total assets will be invested in fixed-income securities with remaining maturities or, in the case of mortgage-backed and asset-backed securities, remaining average lives of between one and ten years, and at no time will the Fund be less than 65% invested in such securities. For defensive or liquidity purposes, the Fund may temporarily hold up to 35% of its total assets in securities having a maturity of less than one year, including bank debt instruments, commercial paper, U.S. Government obligations or repurchase agreements. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of between two and five years. In calculating the Fund's dollar-weighted average maturity, the Adviser will use average life as the remaining maturity of mortgage-backed and asset-backed securities (see below).

The Fund invests in securities having longer maturities and lower ratings than securities in which a money market fund may invest. The Fund may therefore provide higher income, but with less principal stability and greater credit risks than a money market fund. In addition, because the Fund invests in securities having longer maturities, the Fund may provide a more stable level of income than a money market fund, i.e., the Fund's yield will not change as rapidly as a money market fund during periods of fluctuating interest rates. During periods of rising interest rates, the Fund's yield may not rise as quickly as the yield of a money market fund because a money market fund will generally be able to reinvest the proceeds of maturing securities sooner than the Fund.

The Fund pursues its objective by investing primarily in U.S. Government obligations, corporate fixed-income securities, bank debt instruments, mortgage-backed and asset-backed securities, U.S. dollar-denominated fixed-income securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks, and money market instruments. In addition, the Fund may purchase securities on a when-issued basis and may invest in interest rate futures contracts and options on fixed-income securities or market indices.

The Fund may invest in securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB), or unrated securities determined by the Adviser to be of comparable quality. While securities in these categories are generally accepted as being of investment grade, securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. The Fund will not invest more than 10% of its net assets in securities rated Baa or BBB. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Adviser will sell such security, subject to market conditions and the Adviser's assessment of the most opportune time for sale. At least 65% of the Fund's assets will be invested in a combination of U.S. Government obligations (described below) and securities rated at the time of purchase in one of the two highest categories of Moody's Investors Service, Inc. (Aaa or Aa) or Standard & Poor's Ratings Group (AAA or
AA), or unrated securities determined by the Adviser to be of comparable quality.

Investments in debt securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Debt securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate but these fluctuations should be less than a mutual fund investing in longer term securities.

U.S. GOVERNMENT OBLIGATIONS. Under normal market conditions, at least 35% of the Fund's assets will be invested in U.S. Government obligations. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds. Other U.S. Government obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Government agencies which issue or guarantee securities backed by the "full faith and credit" of the United States include the Government National Mortgage Association, the Student Loan Marketing Association and the Small Business Administration. Government agencies and instrumentalities which issue or guarantee securities not backed by the "full faith and credit" of the United States include the Federal Farm Credit Banks, the Federal Home Loan Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Land Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, which are mortgage loans made by banks, savings and loan institutions, and other lenders which are assembled into pools. Often these securities are issued and guaranteed by an agency or instrumentality of the United States Government, though not necessarily backed by the full faith and credit of the United States Government, or are collateralized by U.S. Government obligations. The Fund invests in mortgage-backed securities representing undivided ownership interests in pools of mortgage loans, including Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) Certificates and so-called "CMOs" -- i.e., collateralized mortgage obligations which are issued by non-governmental entities.

The rate of return on mortgage-backed securities such as GNMA, FNMA and FHLMC Certificates and CMOs may be affected by early prepayment of principal on the underlying loans. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages. Mortgage-backed securities purchased by the Fund will be either (i) issued by United States Government sponsored corporations or (ii) rated at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Ratings Group or, if not rated, are of comparable quality as determined by the Adviser.

The Fund may also invest in stripped mortgage-backed securities, which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its entire investment. Although stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not developed for certain stripped mortgage-backed securities. The Fund will not invest more than 10% of its net assets in stripped mortgage-backed securities and CMOs for which there is no established market and other illiquid securities. In addition, pursuant to the position of the staff of the Securities and Exchange Commission, the Fund will not invest more than 5% of its total assets in any CMO which is an investment company under the Investment Company Act of 1940 and will not invest more than 10% of its total assets in all such CMO's and securities of other investment companies.

Asset-backed securities may include such securities as Certificates for Automobile Receivables and Credit Card Receivable Securities. Certificates for Automobile Receivables represent undivided fractional interests in a pool of motor vehicle retail installment sales contracts. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses if the full amounts due on underlying sales contracts are not realized because of unanticipated costs of enforcing the contracts or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. Credit Card Receivable Securities are backed by receivables from revolving credit card agreements. An acceleration in cardholders' payment rates may adversely affect the overall return to holders of such certificates. Unlike most other asset-backed securities, Credit Card Receivable Securities are unsecured obligations of the credit cardholders. The Fund may also invest in other asset-backed securities that may be developed in the future, provided that this Prospectus is revised before the Fund does so. The Fund will not invest more than 10% of its net assets in asset-backed securities for which there is no established market and other illiquid securities.

Mortgage-backed securities, when they are issued, have stated maturities of up to forty years, depending on the length of the mortgages underlying the securities. In practice, unscheduled or early payments of principal on the underlying mortgages may make the securities' effective maturity shorter than this. A security based on a pool of forty-year mortgages may have an average life of as short as two years. The average life of asset-backed securities may also be substantially less than the stated maturity of the contracts or receivables underlying such securities. It is common industry practice to estimate the average life of mortgage-backed and asset-backed securities based on assumptions regarding prepayments. The Fund will assume an average life based on the prepayment characteristics of the underlying mortgages or other assets.

BANK DEBT INSTRUMENTS. The Fund may invest in certificates of deposit, time deposits and bankers' acceptances issued by commercial banks. Certificates of deposit are receipts from a bank for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund will not invest more than 10% of its net assets in time deposits maturing in greater than seven days and other illiquid securities.

The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Securities. The Fund may invest in U.S. dollar-denominated fixed-income securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks. Investment in securities of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risks, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies. The Fund will not invest more than 10% of its net assets in foreign securities which, in the opinion of the Adviser, are not readily marketable and other illiquid securities.

The Fund may invest in corporate fixed-income securities in the Eurodollar market. Eurodollar notes and bonds are U.S. dollar-denominated securities for which the primary trading market is outside the United States. Many U.S. corporations sell Eurodollar notes and bonds through a foreign subsidiary and then guarantee payment of principal and interest. Since offerings of Eurodollar securities are not registered with the Securities and Exchange Commission, these securities must be sold at issue to non-U.S. investors. Underwriters are legally prohibited from selling new issues to the U.S. public until the issue has come to rest and a seasoning period has expired. Although U.S.-based investors, including the Fund, may buy Eurodollar bonds after the seasoning period, the market remains dominated by foreign-based investors.

WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The securities are subject to market fluctuations during this period and no interest accrues to the Fund until settlement. The Fund maintains with the Custodian a segregated account of cash, U.S. Government obligations or other high-grade debt securities in an amount at least equal to these commitments.

INTEREST RATE FUTURES CONTRACTS. The Fund may enter into futures contracts as a hedge against or to minimize adverse principal fluctuations, or as an efficient means of adjusting its exposure to the market, but not for speculation. An interest rate futures contract between two parties locks in the price of a specified package of securities (primarily U.S. Treasury Bills, U.S. Treasury Notes or U.S. Treasury Bonds) to be delivered at a future date. Selling an interest rate futures contract has a similar effect to selling a portion of the Fund's securities. While the value of the Fund's securities would decline if interest rates were to rise, the value of the futures contract would increase, offsetting the decline in the Fund's net asset value to that extent. Conversely, an increase in the value of the Fund's securities resulting from a decline in interest rates would be offset by a decline in value of the futures contract. The Fund will limit its use of futures contracts so that (1) no more than 5% of the Fund's total assets will be committed to initial margin deposits and (2) immediately after entering into such contracts, no more than 30% of the Fund's total assets would be represented by such contracts. These contracts entail certain risks, including possible reduction of the Fund's total return and yield due to the use of hedging, no assurance that futures contracts transactions can be offset at favorable prices, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contract and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves. In instances involving the purchase of futures contracts by the Fund, an amount of cash, U.S. Government obligations or other liquid, high-grade debt securities, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts is unleveraged. Futures transactions will only be used for bona fide hedging purposes.

OPTIONS. The Fund may write covered call options and purchase covered put options on its portfolio securities or on bond market indices. The aggregate market value of the Fund's portfolio securities covering call options or subject to put options will not exceed 25% of the Fund's net assets. Such options may be exchange-traded or traded over-the-counter. Over-the-counter options and the assets used to secure the options are considered illiquid. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options will primarily be used to minimize principal fluctuations or to generate additional income, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities above the exercise price. Purchasing put options involves the risk of losing the entire purchase price of the option. The Fund will only write a call option or purchase a put option on a security which the Fund already owns.

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS APPLICABLE TO BOTH FUNDS
The Funds may also engage in the following investment techniques, each of which may involve certain risks:

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Adviser's judgment, most creditworthy primary U.S. Government securities dealers. Repurchase agreements entered into by a Fund will be collateralized by high-grade debt obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper within the top three ratings of either Moody's Investors Service, Inc. (Prime-1, Prime-2 or Prime-3) or Standard & Poor's Ratings Group (A-1, A-2 or A-3), or which, in the opinion of the Adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restriction on illiquid investments unless, in the judgment of the Adviser, such note is liquid.

LENDING PORTFOLIO SECURITIES. Each Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. Although each Fund does have the ability to make loans of all of its portfolio securities, it is the present intention of the Trust, which may be changed without shareholder approval, that such loans will not be made with respect to a Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets. Securities lending will afford a Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. A Fund may pay reasonable fees in connection with arranging such loans.

BORROWING AND PLEDGING. Each Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of a Fund's total assets). Each Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. A Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is each Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

PORTFOLIO TURNOVER. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, each Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of each Fund cannot be accurately predicted, it is not expected to exceed 100%, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of a Fund were replaced once in a one-year period. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the Funds would not qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. A Fund will not qualify as a regulated investment company if it derives 30% or more of its gross income from gains (without offset for losses) from the sale or other disposition of securities held for less than three months. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
================================================================================
Your initial investment in either Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). Shares of each Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Trust's transfer agent, MGF Service Corp., by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by MGF Service Corp. by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by MGF Service Corp. by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by MGF Service Corp. after 4:00 p.m. and orders received from dealers after 5:00 p.m. are confirmed at the net asset value next determined on the following business day.

You may open an account and make an initial investment in either Fund by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Growth & Income Fund" or the "Short/Intermediate Term Fixed-Income Fund," whichever is applicable. An account application is included in this Prospectus.

The Trust mails you confirmations of all purchases or redemptions of shares of the Funds. Certificates representing shares are not ordinarily issued, but you may receive a certificate without charge by sending a written request to MGF Service Corp. Certificates for fractional shares will not be issued. If a certificate has been issued to you, you will not be permitted to redeem shares by check or to redeem or exchange shares by telephone, or to use the automatic withdrawal plan as to those shares. The Trust and the Underwriter reserve the rights to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Funds' account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

You may also purchase shares of the Funds by wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-320-2212; in Cincinnati call 629-2070) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to MGF Service Corp. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable or endorsed to the applicable Fund. Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

SHAREHOLDER SERVICES
================================================================================
Contact MGF Service Corp. (Nationwide call toll-free 800-320-2212; in Cincinnati call 629-2070) for additional information about the shareholder services described below.

AUTOMATIC WITHDRAWAL PLAN
If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

TAX-DEFERRED RETIREMENT PLANS
Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans:

--       Keogh Plans for self-employed individuals

-- Individual retirement account (IRA) plans for individuals and their non-employed spouses

-- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

-- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

DIRECT DEPOSIT PLANS

Shares of either Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. MGF Service Corp. pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

HOW TO REDEEM SHARES
===============================================================================
You may redeem shares of either Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by MGF Service Corp. of your redemption request in the form described below. Payment is normally made within seven days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call MGF Service Corp. (Nationwide call toll-free 800-320-2212; in Cincinnati call 629-2070). The redemption proceeds from your Growth & Income Fund account will normally be sent by mail or by wire within seven days after receipt of your telephone instructions. The redemption proceeds from your Short/Intermediate Term Fixed-Income Fund account will normally be wired within two days (but not later than seven days) after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to MGF Service Corp. with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact MGF Service Corp. to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

BY MAIL. You may redeem any number of shares from your account by sending a written request to MGF Service Corp. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $5,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within seven days following receipt of instructions in proper form.

BY CHECK (SHORT/INTERMEDIATE TERM FIXED-INCOME FUND ONLY). You may establish a special checking account with the Short/Intermediate Term Fixed-Income Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

When a check is presented to the Custodian for payment, MGF Service Corp., as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the net asset value on the day the check is presented to the Custodian for payment.

If the amount of a check is greater than the value of the shares held in your account, the check will be returned. Shareholders of the Short/Intermediate Term Fixed-Income Fund should consider potential fluctuations in the net asset value of the Fund's shares when writing checks. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

MGF Service Corp. will charge you $.50 per check. This charge is imposed at the time you order checks; there is no additional charge at the time a redemption check is processed. MGF Service Corp. charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, MGF Service Corp. reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or MGF Service Corp.

Shareholders should be aware that writing a check (a redemption of shares) is a taxable event. Shares for which certificates have been issued may not be redeemed by check.

THROUGH BROKER-DEALERS. You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

ADDITIONAL REDEMPTION INFORMATION. For each wire redemption you will be charged an $8 processing fee by MGF Service Corp. MGF Service Corp. reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds by deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions. If a certificate for the shares was issued, it must be delivered to MGF Service Corp., or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

At the discretion of the Trust or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than seven days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
===============================================================================
Shares of the Funds may be exchanged for each other at net asset value. Shares of either Fund may also be exchanged for the following money market funds:

Short Term Government Income Fund (a series of Midwest Trust) -- invests in short-term U.S. Government obligations backed by the "full faith and credit" of the United States and seeks high current income consistent with protection of capital.

Tax-Free Money Fund (a series of Midwest Group Tax Free Trust) -- invests in high quality, short-term municipal obligations and seeks the highest level of interest income that is exempt from federal income tax, consistent with protection of capital.

Shares of the Short Term Government Income Fund and the Tax-Free Money Fund acquired via exchange may be reexchanged for shares of either Fund at net asset value.

You may request an exchange by sending a written request to MGF Service Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value after receipt of a request by MGF Service Corp.

Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange for shares of the Short Term Government Income Fund or the Tax-Free Money Fund, contact MGF Service Corp. to obtain a current prospectus and more information about exchanges among the funds.

DIVIDENDS AND DISTRIBUTIONS
===============================================================================
The Growth & Income Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. All of the net investment income of the Short/Intermediate Term Fixed-Income Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly.

Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Distributions are paid according to one of the following options:

        Share Option --  income distributions and capital gains distributions reinvested in additional shares.

        Income Option -- income distributions and short-term capital gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

        Cash Option --   income distributions and capital gains distributions
                         paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

TAXES
===============================================================================
Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Growth & Income Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Since the investment income of the Short/Intermediate Term Fixed-Income Fund is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares.

The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUNDS
===============================================================================
The Funds are diversified series of Brundage, Story and Rose Investment Trust, an open-end management investment company organized as an Ohio business trust on October 3, 1990. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

The Trust retains Brundage, Story and Rose, One Broadway, New York, New York (the "Adviser"), to manage the Funds' investments. The Adviser is an independent investment counsel firm that has advised individual and institutional clients since 1932. The Growth & Income Fund and the Short/Intermediate Term Fixed-Income Fund pay the Adviser a fee at the annual rate of .65% and .50%, respectively, of the average value of their daily net assets. The Adviser may be deemed to control the Growth & Income Fund by virtue of the fact that the Adviser, partners of the Adviser and employee benefit plans sponsored by the Adviser owned of record 30.25% of the Fund's outstanding shares as of March 10, 1995.

Charles G. Watson, a partner of the Adviser, is primarily responsible for managing the portfolio of the Growth & Income Fund. Mr. Watson has been employed by the Adviser since November 1964 and has been managing the Growth & Income Fund since June 1992. H. Dean Benner, a partner of the Adviser, is primarily responsible for managing the portfolio of the Short/Intermediate Term Fixed-Income Fund. Mr. Benner has been employed by the Adviser since January 1990 and has been managing the Short/Intermediate Term Fixed-Income Fund since January 1991.

The Trust has retained MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio, to serve as the Funds' transfer agent, dividend paying agent and shareholder service agent. MGF Service Corp. is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder.

MGF Service Corp. also provides accounting and pricing services to the Funds. MGF Service Corp. receives $3,400 per month from the Growth & Income Fund and $3,700 per month from the Short/Intermediate Term Fixed-Income Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

In addition, MGF Service Corp. has been retained to provide administrative services to the Funds. In this capacity, MGF Service Corp. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. Each Fund pays MGF Service Corp. a fee for these administrative services at the annual rate of .2% of the average value of its daily net assets up to $50,000,000, .175% of such assets from $50,000,000 to $100,000,000 and
 .15% of such assets in excess of $100,000,000; provided, however, that the minimum fee is $1,000 per month with respect to each Fund.

Midwest Group Financial Services, Inc., 312 Walnut Street, Cincinnati, Ohio (the "Underwriter"), serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. The Underwriter is a subsidiary of Leshner Financial, Inc. Robert G. Dorsey, Treasurer of the Underwriter, is Vice President of the Trust. John F. Splain, Secretary and General Counsel of the Underwriter, is Secretary of the Trust.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds.

Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the Investment Company Act of 1940 or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
================================================================================
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted a plan of distribution (the "Plan") under which the Funds may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others, including the Underwriter and its affiliates, who are engaged in the sale of shares of the Funds and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Funds' shares.

The annual limitation for payment of expenses pursuant to the Plan is .25% of each Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

Pursuant to the Plan, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE
================================================================================
On each day that the Trust is open for business, the share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (i) securities which are traded on stock exchanges are valued at the last sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price,
(ii) securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
================================================================================
From time to time, each Fund may advertise its "average annual total return." Each Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

The "average annual total return" of a Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions. A Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by a Fund's "average annual total return" as described above.

The "yield" of a Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the net asset value per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc.("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

Further information about the Funds' performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-320-2212; in Cincinnati call 629-2070) or by writing to the Trust at the address on the front of this Prospectus.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
--------------------------------------------------------------------------------
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Francis S. Branin, Jr.
Donald F. Daly
Cheryl L. Grandfield
Antoinette Geyelin Hoar
Jerome B. Lieber
William M.R. Mapel
James G. Pepper
Crosby R. Smith
Charles G. Watson

INVESTMENT ADVISER
--------------------------------------------------------------------------------
BRUNDAGE, STORY AND ROSE
One Broadway
New York, New York  10004

UNDERWRITER
--------------------------------------------------------------------------------
MIDWEST GROUP FINANCIAL SERVICES, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
--------------------------------------------------------------------------------
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-320-2212
Cincinnati: 513-629-2070

Rate Line
Nationwide: (Toll-Free) 800-852-4052

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Expense Information ...................................................        2
Financial Highlights ..................................................        3
Investment Objectives, Investment Policies and
  Risk Considerations .................................................        5
How to Purchase Shares ................................................       11
Shareholder Services ..................................................       12
How to Redeem Shares ..................................................       13
Exchange Privilege ....................................................       15
Dividends and Distributions ...........................................       15
Taxes .................................................................       16
Operation of the Funds ................................................       16
Distribution Plan .....................................................       17
Calculation of Share Price ............................................       18
Performance Information ...............................................       18

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                                        BRUNDAGE
                                                                  STORY AND ROSE
                                                                INVESTMENT TRUST

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                                                                      Prospectus
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                                                                   April 1, 1995
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                                                            Growth & Income Fund
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                                                         Short/Intermediate Term
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